UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2006
                                                  (December15, 2006)



                             E'Prime Aerospace Corporation
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             (Exact name of registrant as specified in its charter)



      Colorado                        033-09472-D               59-2802081
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)


2500 S. Washington
Ave. Unit 34, Titusville, FL                                      32780
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code (321) 269-0900


                                       N/A
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         (Former name or former address, if changed since last report.)


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(C))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Appointment of Principal Officers

     On Decemcer 12, 2006, the Board of Directors by unanimous vote, appointed Mr. William Leslie Shealey as interim Chief Financial Officer.


     Mr. Shealey has over thirty years of experience in the accounting profession in both the corporate and private sectors. His experience includes sixteen years with Amoco Corporation in the Fabrics and Fibers Division and nine years as Division Accounting Manager in South Georgia. Leslie's primary area of accounting concentration has been in the area of product cost development, reporting, analysis and control. The Board believes that Leslie's addition will assist in the Company's efforts to bring its' reporting compliance current.



                          E'Prime Aerospace Corporation



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




   December 15, 2006          By:  /s/ James D. Oldham III
                                --------------------------
                                  James D. Oldham III
                           Title: CEO